Exhibit 10.31

CERTAIN MATERIAL (INDICATED BY ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Execution Version

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into as of November 2, 2018, to be effective as of September 30, 2018 upon satisfaction of the conditions set forth in Section 3 below,  among  Restoration  Robotics,  Inc.,  a  Delaware  corporation (the “Borrower”), Solar Capital Ltd., a Maryland corporation (in its capacity as collateral agent, the “Collateral Agent”) and the Lenders party hereto, comprising the Required Lenders under the Loan Agreement referred to below (each, a “Lender” and, collectively, the “Lenders”).

RECITALS

A.The Borrower, the Lenders party thereto, and the Collateral Agent, are parties to that certain Loan and Security Agreement, dated as of May 10, 2018, as amended by that certain First Amendment to Loan and Security Agreement, dated as of June 29, 2018 (as amended, supplemented or otherwise modified prior to the date hereof, the “Loan Agreement”).

B.The Borrower has requested certain amendments to the Loan Agreement. Although the Lenders and the Collateral Agent are under no obligation to do so, they have agreed to such requests, subject to the terms and conditions hereof.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Loan Agreement.

2.Amendments to the Loan Agreement. The Loan Agreement shall be amended as follows:

2.1Section 7.13. Section 7.13 of the Loan Agreement shall be amended and restated in its entirety as follows:

Borrower shall not allow, at any time, the unrestricted cash and Cash Equivalents of Borrower and its Subsidiaries to be an amount less than Twelve Million Five Hundred Thousand Dollars ($12,500,000.00); provided, however, this covenant shall no longer apply after the latest of the following to occur, (a) Borrower has provided evidence reasonably satisfactory to the Collateral Agent that Borrower has received after March 23, 2018 at least Twenty Five Million Dollars ($25,000,000.00) in aggregate unrestricted net cash proceeds from the sale and issuance of Borrower’s common or preferred stock pursuant to one or more bona fide equity financings on terms reasonably acceptable to Collateral Agent, (b) Borrower has provided evidence reasonably satisfactory to the Collateral Agent that Borrower has at least Fifteen Million Dollars ($15,000,000.00) of actual net revenue for any trailing six-month period ending after November 1, 2018, and (c) December 31, 2019.

2.2The deadline for the deliveries required pursuant to Section 6.2(a)(i) and Section 6.2(b) of the Loan Agreement with respect to the month ending on September 30, 2018 shall be November 5, 2018 rather than October 30, 2018.

2.3Exhibit G. Exhibit G to the Loan Agreement shall be replaced in its entirety with Exhibit A hereto.

3.Conditions to Effectiveness. The effectiveness of Section 2 shall be subject to the satisfaction of each of the following conditions precedent, each in form and substance reasonably satisfactory to Collateral Agent:

3.1the due execution and delivery to the Collateral Agent of this Agreement by each party hereto;

3.2the due execution and delivery to the Collateral Agent of the Warrants substantially in the forms attached hereto as Exhibit B;

3.3the delivery to the Collateral Agent of a certificate of Borrower which (a) attaches copies of the current Operating Documents of the Borrower or certifies that the copies of such Operating Documents previously delivered to the Collateral Agent pursuant to the terms of the Loan Agreement have not been amended, supplemented or restated since the date of such delivery; (b) attaches copies of the resolutions adopted by Borrower’s board of directors which approves the transactions contemplated by the Agreement; and (c) attaches certified copies of the signatures of incumbent officers of the Borrower or certifies that no changes in such officers has occurred since the most recent delivery of such certified signatures;

3.4the Borrower shall have paid to the Lenders in accordance with their respective Pro Rata Shares an amendment fee of Fifty Thousand Dollars ($50,000.00); and

3.5the Borrower shall have paid to the Lenders the reasonable out-of-pocket costs and expenses of the Collateral Agent and the Lenders party hereto, and the reasonable fees and disbursements of counsel to the Collateral Agent and the Lenders party hereto, in connection with the negotiation, preparation, execution and delivery of this Agreement and any other documents to be delivered in connection herewith.

4.Representations and Warranties. The Borrower represents and warrants to the Collateral Agent and each Lender as follows:

4.1Each of the representations and warranties made by the Borrower in or pursuant to any Loan Document (a) that is qualified by materiality is true and correct, and (b) that is not qualified by materiality is true and correct in all material respects, in each case, on and as of the date of this Agreement, except to the extent that any such representation and warranty specifically relates to an earlier date, in which case such representation and warranty was true and correct in all material respects as of such earlier date.

4.2The Borrower has the power and authority to execute and deliver this Agreement and to perform its obligations under the Loan Documents.

4.3The execution and delivery by the Borrower of this Agreement, the performance by Borrower of its obligations under the Loan Agreement, have been duly authorized by all necessary corporate action on the part of the Borrower.

4.4The execution and delivery by the Borrower of this Agreement and the performance

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by the Borrower of its obligations hereunder do not (a) conflict with any of the Operating Documents of the Borrower, (b) contravene, conflict with, constitute a default under or violate any material Requirement of Law applicable to the Borrower, (c) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its property or assets may be bound or affected, (d) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect), or (e) constitute an event of default under any material agreement by which Borrower or any of its properties, is bound.

4.5This Agreement has been duly executed and delivered by the Borrower and is the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

4.6Both immediately prior to giving effect hereto and immediately thereafter, no Default or Event of Default has occurred and is continuing under the Loan Agreement or the Loan Documents.

5.Reaffirmation of Loan Documents. The Borrower hereby grants, ratifies and reaffirms the security interest in its Collateral granted to the Collateral Agent pursuant to the terms of the Loan Agreement, and also ratifies and reaffirms its obligations under each Loan Document to which it is party, and acknowledges and agrees that each such Loan Document shall remain in full force and effect after giving effect to the consummation of this Agreement. This Agreement is not a novation and the terms and conditions of this Agreement shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. In the event of any conflict or inconsistency between this Agreement and the terms of any other Loan Document, the terms of this Agreement shall be controlling, but such other Loan Document shall not otherwise be affected or the rights therein impaired.

6.Integration. This Agreement and the other Loan Documents represent the entire agreement relating to the subject matter of this Agreement and supersede all prior negotiations and agreements with respect to the substance of this Agreement. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents

7.Counterparts. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8.Miscellaneous.

8.1Except as expressly amended pursuant hereto, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.

8.2This Agreement shall constitute a Loan Document under the Loan Agreement.

8.3Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

8.4This Agreement is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any Agreement, waiver or modification of any term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which the Collateral Agent or any Lender may now have or may have in the future under or in connection with any

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Loan Document.

8.5This Agreement and all documents related hereto shall constitute Loan Documents, shall be construed in connection with and as part of the Loan Documents.

9.Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW)), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL, PROVIDED, HOWEVER, THAT IF THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY, PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT. This Agreement is subject to the provisions of Section 11 of the Loan Agreement relating to jurisdiction, venue, jury trial waiver and judicial reference, which provisions are by this reference incorporated herein, mutatis mutandis, as if set forth herein in full.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

THE BORROWER

RESTORATION ROBOTICS,

By:	/s/ Mark Hair
Name:	Mark Hair
Title:	Chief Financial Officer

[Signature Page to Restoration Robotics Second Amendment to LSA]

COLLATERAL AGENT AND LENDER:

SOLAR CAPITAL LTD.

By:	/s/Anthony J. Storino
Name:	Anthony Storino
Title:	Authorized Signatory

LENDER:

SCP PRNATE CREDIT INCOME FUNDS L.P.

By:	/s/ Anthony J. Storino
Name:	Anthony Storino
Title:	Authorized Signatory

LENDER:

SUNS SPV LLC

By:	/s/ Richard Petoka
Name:	Richard Petoka
Title:	Authorized Signatory

[Signature Page to Restoration Robotics Second Amendment to LSA]

LENDER:

WESTERN ALLIANCE BANK

By:	/s/ Lindsay Fouty
Name:	Lindsay Fouty
Title:	V.P. Portfolio Management

[Signature Page to Restoration Robotics Second Amendment to LSA]

EXHIBIT A

Revenue Projections

Restoration Robotics - Minimum Revenue Calculation
Month Ending	Management Case	Covenant %	Minimum Revenue Required
Sep-18	[***].	[***].	[***].
Oct-18	[***].	[***].	[***].
Nov-18	[***].	[***].	[***].
Dec-18	[***].	[***].	[***].
Jan-19	[***].	[***].	[***].
Feb-19	[***].	[***].	[***].
Mar-19	[***].	[***].	[***].
Apr-19	[***].	[***].	[***].
May-19	[***].	[***].	[***].
Jun-19	[***].	[***].	[***].
Jul-19	[***].	[***].	[***].
Aug-19	[***].	[***].	[***].
Sep-19	[***].	[***].	[***].
Oct-19	[***].	[***].	[***].
Nov-19	[***].	[***].	[***].
Dec-19	[***].	[***].	[***].
Jan-20	[***].	[***].	[***].
Feb-20	[***].	[***].	[***].
Mar-20	[***].	[***].	[***].
Apr-20	[***].	[***].	[***].
May-20	[***].	[***].	[***].
Jun-20	[***].	[***].	[***].
Jul-20	[***].	[***].	[***].
Aug-20	[***].	[***].	[***].
Sep-20	[***].	[***].	[***].
Oct-20	[***].	[***].	[***].
Nov-20	[***].	[***].	[***].
Dec-20	[***].	[***].	[***].
Jan-21	[***].	[***].	[***].
Feb-21	[***].	[***].	[***].
Mar-21	[***].	[***].	[***].
Apr-21	[***].	[***].	[***].
May-21	[***].	[***].	[***].
Jun-21	[***].	[***].	[***].
Jul-21	[***].	[***].	[***].
Aug-21	[***].	[***].	[***].
Sep-21	[***].	[***].	[***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Oct-21	[***].	[***].	[***].
Nov-21	[***].	[***].	[***].
Dec-21	[***].	[***].	[***].
Jan-22	[***].	[***].	[***].
Feb-22	[***].	[***].	[***].
Mar-22	[***].	[***].	[***].
Apr-22	[***].	[***].	[***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B

Warrants

Execution Version

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN SECTIONS 5.3 AND 5.4 BELOW, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

WARRANT TO PURCHASE STOCK

Company:	Restoration Robotics, Inc.
Number of Shares:	40,431
Type/Series of Stock:	Common Stock, with par value of $0.0001 per share
Warrant Price:	$1.755 per share
Issue Date:	November 2, 2018
Expiration Date:	May 10, 2028 (See also Section 5.1(b))
Credit Facility:

This Warrant to Purchase Stock (“Warrant”) is issued in connection with that certain Loan and Security Agreement dated as of May 10, 2018, between the Holder and the Company (as may be amended from time to time, the “Loan Agreement”).

THIS WARRANT CERTIFIES THAT, for good and valuable consideration, Western Alliance Bank, an Arizona corporation with an office located at 55 S. Almaden Boulevard, San Jose, CA 95113 (together with any successor or permitted assignee or transferee of this Warrant or of any shares issued upon exercise hereof, “Holder”) is entitled to purchase the number of fully paid and non-assessable - (the “Shares”) of the above-stated Type/Series of Stock (the “Class”) of the above-named company (the “Company”) at the above-stated Warrant Price, all as set forth above and as adjusted pursuant to Section 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

SECTION 1. EXERCISE.

1.1Method of Exercise. Holder may at any time and from time to time exercise this Warrant, in whole or in part, by delivering to the Company the original of this Warrant together with a duly executed Notice of Exercise in substantially the form attached hereto as Appendix 1 and, unless Holder is exercising this Warrant pursuant to a cashless exercise set forth in Section 1.2, a check, wire transfer of same-day funds (to an account designated by the Company), or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased.

1.2Cashless Exercise. On any exercise of this Warrant, in lieu of payment of the aggregate Warrant Price in the manner as specified in Section 1.1 above, but otherwise in accordance with the requirements of Section 1.1, Holder may elect to receive Shares equal to the value of this Warrant, or portion hereof as to which this Warrant is being exercised. Thereupon, the Company shall issue to the Holder such number of fully paid and non-assessable Shares as are computed using the following formula:

X = Y(A-B)/A

where:

X =the number of Shares to be issued to the Holder;

Y = the number of Shares with respect to which this Warrant is being exercised (inclusive of the Shares surrendered to the Company in payment of the aggregate Warrant Price);

A =   the Fair Market Value (as determined pursuant to Section 1.3 below) of   one Share; and

B =the Warrant Price.

1.3Fair Market Value. If the Company’s common stock is then traded or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market (a “Trading Market”), the fair market value of a Share shall be the volume-weighted average closing price of a share of common stock reported for the ten (10) Business Days immediately before the date on which Holder delivers this Warrant together with its Notice of Exercise to the Company. If the Company’s common stock is not traded in a Trading Market, the Board of Directors of the Company shall determine the fair market value of a Share in its reasonable good faith judgment.

1.4Delivery of Certificate and New Warrant. Promptly after Holder exercises this Warrant in the manner set forth in Section 1.1 or 1.2 above, the Company shall deliver to Holder a certificate representing the Shares issued to Holder upon such exercise and, if this Warrant has not been fully exercised and has not expired, a new warrant of like tenor representing the Shares not so acquired.

1.5Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form, substance and amount to the Company or, in the case of mutilation, on surrender of this Warrant to the Company for cancellation, the Company shall, within a reasonable time, execute and deliver to Holder, in lieu of this Warrant, a new warrant of like tenor and amount.

1.6Treatment of Warrant Upon Acquisition of Company.

(a)Acquisition. For the purpose of this Warrant, “Acquisition” means any  transaction or series of related transactions involving: (i) the sale, lease, exclusive license, or other disposition of all or substantially all of the assets of the Company (ii) any merger or consolidation of the Company into or with another person or entity (other than a merger or consolidation effected exclusively to change the Company’s domicile), or any other corporate reorganization, in which the stockholders of the Company in their capacity as such immediately prior to such merger, consolidation or reorganization, own less than a majority of the Company’s (or the surviving or successor entity’s) outstanding voting power immediately after such merger, consolidation or reorganization; or (iii) any sale or other transfer by the stockholders of the Company of shares representing at least a majority of the Company’s then-total outstanding combined voting power.

(b)Treatment of Warrant at Acquisition. In the event of an Acquisition in which the consideration to be received by the Company’s stockholders consists solely of cash, solely of Marketable Securities or a combination of cash and Marketable Securities (a “Cash/Public Acquisition”), either (i) Holder shall exercise this Warrant pursuant to Section 1.1 and/or 1.2 and such exercise will be deemed effective immediately prior to and contingent upon the consummation of such Acquisition or (ii) if Holder elects not to exercise the Warrant, this Warrant will expire immediately prior to the consummation of such Acquisition.

(c)The Company shall provide Holder with written notice of its request relating to the Cash/Public Acquisition (together with such reasonable information as Holder may reasonably require regarding the treatment of this Warrant in connection with such contemplated Cash/Public Acquisition giving rise to such notice), which is to be delivered to Holder not less than five (5) Business Days prior to the closing of the proposed Cash/Public Acquisition. Notwithstanding the foregoing, if, immediately prior to the Cash/Public Acquisition, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above would be greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall promptly notify the Holder of the number of Shares (or such other securities) issued upon such exercise to the Holder.

(d)Upon the closing of any Acquisition other than a Cash/Public Acquisition defined above, the acquiring, surviving or successor entity shall assume the obligations of this Warrant, and this Warrant shall thereafter be exercisable for the same securities and/or other property as would have been paid for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on and as of the closing of such Acquisition, subject to further adjustment from time to time in accordance with the provisions of this Warrant.

(e)As used in this Warrant, “Marketable Securities” means securities meeting all of the following requirements: (i) the issuer thereof is then subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is then current in its filing of all required reports and other information under the Act and the Exchange Act; (ii) the class and series of shares or other security of the issuer that would be received by Holder in connection with the Acquisition were Holder to exercise this Warrant on or prior to the closing thereof is then traded in Trading Market, and (iii) Holder would be able to publicly re-sell, within six (6) months following the closing of such Acquisition, all of the issuer’s shares and/or other securities that would be received by Holder in such Acquisition were Holder to exercise this Warrant in full on or prior to the closing of such Acquisition.

1.7Registration Rights. As to any Shares Holder receives or is entitled to receive upon any exercise or conversion of this Warrant, Holder shall be entitled to such demand registration rights and such piggyback registration rights as are commensurate with such registration rights are set forth in that certain Investors’ Rights Agreement, dated as of February 7, 2013 by and among the Company and certain of the Company’s stockholders, as the same may be amended from time to time, or similar agreement (the “Investors’ Rights Agreement”).

SECTION 2. ADJUSTMENTS TO THE SHARES AND WARRANT PRICE.

2.1Stock Dividends, Splits, Etc. If the Company declares or pays a dividend or distribution on the outstanding shares of the Class payable in common stock or other securities or property (other than cash), then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without additional cost to Holder, the total number and kind of securities and property which Holder would have received had Holder owned the Shares of record as of the date the dividend or distribution occurred. If the Company subdivides the outstanding shares of the Class by reclassification or otherwise into a greater number of shares, the number of Shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the outstanding shares of the Class are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased.

2.2Reclassification, Exchange, Combinations or Substitution. Upon any event whereby all of the outstanding shares of the Class are reclassified, exchanged, combined, substituted, or replaced for, into, with or by Company securities of a different class and/or series, then from and after the consummation of such event, this Warrant will be exercisable for the number, class and series of Company securities that Holder would have received had the Shares been outstanding on and as of the consummation of such event, and subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, combinations substitutions, replacements or other similar events.

2.3No Fractional Share. No fractional Share shall be issuable upon exercise of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional Share interest arises upon any exercise of the Warrant, the Company shall eliminate such fractional Share interest by paying Holder in cash the amount computed by multiplying the fractional interest by (i) the fair market value (as determined in accordance with Section 1.3 above) of a full Share, less (ii) the then-effective Warrant Price.

2.4Notice/Certificate as to Adjustments. Upon each adjustment of the Warrant Price, Class and/or number of Shares, the Company, at the Company’s expense, shall notify Holder in writing within a reasonable time setting forth the adjustments to the Warrant Price, Class and/or number of Shares and facts upon which such adjustment is based. The Company shall, upon written request from Holder, furnish Holder with a certificate of its Chief Financial Officer, including computations of such adjustment and the Warrant Price, Class and number of Shares in effect upon the date of such adjustment.

SECTION 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

3.1Representations and Warranties. The Company represents and warrants to, and agrees with, the Holder as follows:

(a)The initial Warrant Price referenced on the first page of this Warrant is equal to the lesser of (a) the ten (10) day trailing average of the Company’s common stock price, as determined as of the close of business on the business day immediately prior to the Issue Date, and (b) the Company’s common stock price, as determined as of the close of business on the business day immediately prior to the Issue Date.

(b)All Shares which may be issued upon the exercise of this Warrant, shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws. The Company covenants that it shall at all times cause to be reserved and kept available out of its authorized and unissued capital stock such number of shares of the Class, common stock and other securities as will be sufficient to permit the exercise in full of this Warrant.

3.2Notice of Certain Events. If the Company proposes at any time to:

(a)declare any dividend or distribution upon the outstanding shares of the Class or common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;

(c)effect any reclassification, exchange, combination, substitution, reorganization or recapitalization of the outstanding shares of the Class; or

(d)effect an Acquisition or to liquidate, dissolve or wind up. then, in connection with each such event, the Company shall give Holder:

(1)at least five (5) Business Days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of outstanding shares of the Class will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) and (b) above; and

(2)in the case of the matters referred to in (c) and (d) above at least five (5) Business Days prior written notice of the date when the same will take place (and specifying the date on which the holders of outstanding shares of the Class will be entitled to exchange their shares for the securities or other property deliverable upon the occurrence of such event).

Reference is made to Section 1.6(c) whereby this Warrant will be deemed to be exercised pursuant to Section 1.2 hereof if the Company does not give written notice to Holder of a Cash/Public Acquisition as required by the terms hereof. Company will also provide information requested by Holder that is reasonably necessary to enable Holder to comply with Holder’s accounting or reporting requirements.

SECTION 4. REPRESENTATIONS, WARRANTIES OF THE HOLDER.

The Holder represents and warrants to the Company as follows:

4.1Purchase for Own Account. This Warrant and the securities to be acquired upon exercise of this Warrant by Holder are being acquired for investment for Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act. Holder also represents that it has not been formed for the specific purpose of acquiring this Warrant or the Shares.

4.2Disclosure of Information. Holder is aware of the Company’s business affairs and financial condition and has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. Holder further has had an opportunity to ask questions and  receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.

4.3Investment Experience. Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of such Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.

4.4Accredited Investor Status. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.

4.5The Act. Holder understands that this Warrant and the Shares issuable upon exercise hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. Holder understands that this Warrant and the Shares issued upon any exercise hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available. Holder is aware of the provisions of Rule 144 promulgated under the Act.

4.6Reserved.

4.7No Voting Rights. Holder, as a Holder of this Warrant, will not have any voting rights until the exercise of this Warrant.

SECTION 5. MISCELLANEOUS.

5.1Term and Automatic Conversion Upon Expiration.

(a)Term. Subject to the provisions of Section 1.6 above, this Warrant is exercisable in whole or in part at any time and from time to time on or before 6:00 PM, Pacific time, on the Expiration Date and shall be void thereafter.

(b)Automatic Cashless Exercise upon Expiration. In the event that, upon the Expiration Date, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall, within a reasonable time, deliver a certificate representing the Shares (or such other securities) issued upon such exercise to Holder.

5.2Legends. The Shares shall be imprinted with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN THAT CERTAIN WARRANT TO PURCHASE STOCK ISSUED BY THE ISSUER TO WESTERN ALLIANCE BANK DATED

NOVEMBER 2, 2018, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

5.3Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise of this Warrant may not be transferred or assigned in whole or in part except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to Holder’s parent company, Western Alliance Bancorporation, or any affiliate of Holder, provided that any such transferee is an “accredited investor” as defined in Regulation D promulgated under the Act. Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of Rule 144 promulgated under the Act.

5.4Transfer Procedure. After receipt by Holder of the executed Warrant, Holder may transfer all of this Warrant to Holder’s parent company, Western Alliance Bancorporation, or an affiliate thereof or successor thereto (the “Subsequent Holder”), by execution of an Assignment substantially in the form of Appendix 2. Subject to the provisions of Section 5.3 and upon providing the Company with written notice, Subsequent Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant to any transferee, provided, however, in connection with any such transfer, the Subsequent Holder will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable); and provided further, that any subsequent transferee shall agree in writing with the Company to be bound by all of the terms and conditions of this Warrant.

5.5Notices. All notices and other communications hereunder from the Company to the Holder, or vice versa, shall be deemed delivered and effective (i) when given personally, (ii) on the third (3rd) Business Day after being mailed by first-class registered or certified mail, postage prepaid, (iii) upon actual receipt if given by facsimile or electronic mail and such receipt is confirmed in writing by the recipient, or (iv) on the first Business Day following delivery to a reliable overnight courier service, courier fee prepaid, in any case at such address as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or such Holder from time to time in accordance with the provisions of this Section 5.5. All notices to Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

Western Alliance Bank

55 S. Almaden Boulevard

San Jose, CA 95113

Attn: Robert Lake

Email: rob.lake@bridgebank.com

Notice to the Company shall be addressed as follows until Holder receives notice of a change in address:

Restoration Robotics, Inc. 128 Baytech Drive

San Jose, CA

Attn: Chief Financial Officer

Email: markh@restorationrobotics.com

With a copy (which shall not constitute notice) to:

Latham & Watkins LLP 140 Scott Drive

Menlo Park, CA 94025 Attn: Brian J. Cuneo

Email: Brian.Cuneo@lw.com

5.6Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated (either generally or in a particular instance and either retroactively or prospectively) only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

5.7Attorney’s Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

5.8Counterparts; Facsimile/Electronic Signatures. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement. Any signature page delivered electronically or by facsimile shall be binding to the same extent as an original signature page with regards to any agreement subject to the terms hereof or any amendment thereto.

5.9Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its principles regarding conflicts of law.

5.10Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

5.11Business Days. “Business Day” is any day that is not a Saturday, Sunday or a day on which banks in New York, New York are closed.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Warrant to Purchase Stock to be executed by their duly authorized representatives effective as of the Issue Date written above.

“COMPANY”

RESTORATION ROBOTICS, INC.

By:
Name:	Mark Hair
Title:	Chief Financial Officer

“HOLDER”

WESTERN ALLIANCE BANK

By:
Name:
Title:

APPENDIX 1

NOTICE OF EXERCISE

1.The undersigned Holder hereby exercises its right purchase                           shares of the Common/ Stock of Restoration Robotics, Inc. (the “Company”) in accordance with the attached Warrant To Purchase Stock, and tenders payment of the aggregate Warrant Price for such shares as follows:

[ ]	check in the amount of $ payable to order of the Company enclosed herewith

[ ]	Wire transfer of immediately available funds to the Company’s account
[ ]	Cashless Exercise pursuant to Section 1.2 of the Warrant
[ ]	Other [Describe]

2.Please issue a certificate or certificates representing the Shares in the name specified below:

Holder’s Name

(Address)

3.By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Section 4 of the Warrant to Purchase Stock as of the date hereof.

HOLDER:

By:

Name:

Title:

(Date):

Appendix 1

APPENDIX 2 ASSIGNMENT

For value received, WESTERN ALLIANCE BANK, hereby sells, assigns and transfers unto:

Name:	WESTERN ALLIANCE BANCORPORATION
Address:	One E. Washington, Suite 1400

Phoenix, Arizona 85004

Tax ID:

that certain Warrant to Purchase Stock issued by Restoration Robotics, Inc., a Delaware corporation (the “Company”), on November 2, 2018 (the “Warrant”) together with all rights, title and interest therein.

WESTERN ALLIANCE BANK

By:

Name:

Title:

By its execution below, and for the benefit of the Company, Western Alliance Bancorporation agrees to all other provisions of the Warrant as of the date hereof.

WESTERN ALLIANCE BANCORPORATION

By:

Name:

Title:

Schedule 1

Execution Version

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN SECTIONS 5.3 AND 5.4 BELOW, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

WARRANT TO PURCHASE STOCK

Company:	Restoration Robotics, Inc.
Number of Shares:	32,345
Type/Series of Stock:	Common Stock, with par value of $0.0001 per share
Warrant Price:	$1.755 per share
Issue Date:	November 2, 2018
Expiration Date:	May 10, 2028 (See also Section 5.1(b))
Credit Facility:

This Warrant to Purchase Stock (“Warrant”) is issued in connection with that certain Loan and Security Agreement of May 10, 2018 between the Holder (as assignee of Solar Capital Ltd.) and the Company (as may be amended from time to time, the “Loan Agreement”).

THIS WARRANT CERTIFIES THAT, for good and valuable consideration, SCP Private Credit Income Fund L.P. a Delaware limited partnership with an office located at 500 Park Avenue, 3rd Floor, New York, NY 10022 (together with any successor or permitted assignee or transferee of this Warrant  or of any shares issued upon exercise hereof, “Holder”) is entitled to purchase the number of fully paid and non-assessable - (the “Shares”) of the above-stated Type/Series of Stock (the “Class”) of the above- named company (the “Company”) at the above-stated Warrant Price, all as set forth above and as adjusted pursuant to Section 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

SECTION 1. EXERCISE.

1.1Method of Exercise. Holder may at any time and from time to time exercise this Warrant, in whole or in part, by delivering to the Company the original of this Warrant together with a duly executed Notice of Exercise in substantially the form attached hereto as Appendix 1 and, unless Holder is exercising this Warrant pursuant to a cashless exercise set forth in Section 1.2, a check, wire transfer of same-day funds (to an account designated by the Company), or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased.

1.2Cashless Exercise. On any exercise of this Warrant, in lieu of payment of the aggregate Warrant Price in the manner as specified in Section 1.1 above, but otherwise in accordance with the requirements of Section 1.1, Holder may elect to receive Shares equal to the value of this Warrant, or portion hereof as to which this Warrant is being exercised. Thereupon, the Company shall issue to the Holder such number of fully paid and non-assessable Shares as are computed using the following formula:

X = Y(A-B)/A

where:

X = the number of Shares to be issued to the Holder;

Y = the number of Shares with respect to which this Warrant is being exercised (inclusive of the Shares surrendered to the Company in payment of the aggregate Warrant Price);

A = the Fair Market Value (as determined pursuant to Section 1.3 below) of one Share; and

B = the Warrant Price.

1.3Fair Market Value. If the Company’s common stock is then traded or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market (a “Trading Market”), the fair market value of a Share shall be the volume-weighted average closing price of a share of common stock reported for the ten (10) Business Days immediately before the date on which Holder delivers this Warrant together with its Notice of Exercise to the Company. If the Company’s common stock is not traded in a Trading Market, the Board of Directors of the Company shall determine the fair market value of a Share in its reasonable good faith judgment.

1.4Delivery of Certificate and New Warrant. Promptly after Holder exercises this Warrant in the manner set forth in Section 1.1 or 1.2 above, the Company shall deliver to Holder a certificate representing the Shares issued to Holder upon such exercise and, if this Warrant has not been fully exercised and has not expired, a new warrant of like tenor representing the Shares not so acquired.

1.5Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form, substance and amount to the Company or, in the case of mutilation, on surrender of this Warrant to the Company for cancellation, the Company shall, within a reasonable time, execute and deliver to Holder, in lieu of this Warrant, a new warrant of like tenor and amount.

1.6Treatment of Warrant Upon Acquisition of Company.

(a)Acquisition. For the purpose of this Warrant, “Acquisition” means any  transaction or series of related transactions involving: (i) the sale, lease, exclusive license, or other disposition of all or substantially all of the assets of the Company (ii) any merger or consolidation of the Company into or with another person or entity (other than a merger or consolidation effected exclusively to change the Company’s domicile), or any other corporate reorganization, in which the stockholders of the Company in their capacity as such immediately prior to such merger, consolidation or reorganization, own less than a majority of the Company’s (or the surviving or successor entity’s) outstanding voting power immediately after such merger, consolidation or reorganization; or (iii) any sale or other transfer by the stockholders of the Company of shares representing at least a majority of the Company’s then-total outstanding combined voting power.

(b)Treatment of Warrant at Acquisition. In the event of an Acquisition in which the consideration to be received by the Company’s stockholders consists solely of cash, solely of Marketable Securities or a combination of cash and Marketable Securities (a “Cash/Public Acquisition”), either (i) Holder shall exercise this Warrant pursuant to Section 1.1 and/or 1.2 and such exercise will be deemed effective immediately prior to and contingent upon the consummation of such Acquisition or (ii) if Holder elects not to exercise the Warrant, this Warrant will expire immediately prior to the consummation of such Acquisition.

(c)The Company shall provide Holder with written notice of its request relating to the Cash/Public Acquisition (together with such reasonable information as Holder may reasonably require regarding the treatment of this Warrant in connection with such contemplated Cash/Public Acquisition giving rise to such notice), which is to be delivered to Holder not less than five (5) Business Days prior to the closing of the proposed Cash/Public Acquisition. Notwithstanding the foregoing, if, immediately prior to the Cash/Public Acquisition, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above would be greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall promptly notify the Holder of the number of Shares (or such other securities) issued upon such exercise to the Holder.

(d)Upon the closing of any Acquisition other than a Cash/Public Acquisition defined above, the acquiring, surviving or successor entity shall assume the obligations of this Warrant, and this Warrant shall thereafter be exercisable for the same securities and/or other property as would have been paid for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on and as of the closing of such Acquisition, subject to further adjustment from time to time in accordance with the provisions of this Warrant.

(e)As used in this Warrant, “Marketable Securities” means securities meeting all of the following requirements: (i) the issuer thereof is then subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is then current in its filing of all required reports and other information under the Act and the Exchange Act; (ii) the class and series of shares or other security of the issuer that would be received by Holder in connection with the Acquisition were Holder to exercise this Warrant on or prior to the closing thereof is then traded in Trading Market, and (iii) Holder would be able to publicly re-sell, within six (6) months following the closing of such Acquisition, all of the issuer’s shares and/or other securities that would be received by Holder in such Acquisition were Holder to exercise this Warrant in full on or prior to the closing of such Acquisition.

1.7Registration Rights. As to any Shares Holder receives or is entitled to receive upon any exercise or conversion of this Warrant, Holder shall be entitled to such demand registration rights and such piggyback registration rights as are commensurate with such registration rights are set forth in that certain Investors’ Rights Agreement, dated as of February 7, 2013 by and among the Company and certain of the Company’s stockholders, as the same may be amended from time to time, or similar agreement (the “Investors’ Rights Agreement”).

SECTION 2. ADJUSTMENTS TO THE SHARES AND WARRANT PRICE.

2.1Stock Dividends, Splits, Etc. If the Company declares or pays a dividend or distribution on the outstanding shares of the Class payable in common stock or other securities or property (other than cash), then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without additional cost to Holder, the total number and kind of securities and property which Holder would have received had Holder owned the Shares of record as of the date the dividend or distribution occurred. If the Company subdivides the outstanding shares of the Class by reclassification or otherwise into a greater number of shares, the number of Shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the outstanding shares of the Class are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased.

2.2Reclassification, Exchange, Combinations or Substitution. Upon any event whereby all of the outstanding shares of the Class are reclassified, exchanged, combined, substituted, or replaced for, into, with or by Company securities of a different class and/or series, then from and after the consummation of such event, this Warrant will be exercisable for the number, class and series of Company securities that Holder would have received had the Shares been outstanding on and as of the consummation of such event, and subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, combinations substitutions, replacements or other similar events.

2.3No Fractional Share. No fractional Share shall be issuable upon exercise of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional Share interest arises upon any exercise of the Warrant, the Company shall eliminate such fractional Share interest by paying Holder in cash the amount computed by multiplying the fractional interest by (i) the fair market value (as determined in accordance with Section 1.3 above) of a full Share, less (ii) the then-effective Warrant Price.

2.4Notice/Certificate as to Adjustments. Upon each adjustment of the Warrant Price, Class and/or number of Shares, the Company, at the Company’s expense, shall notify Holder in writing within a reasonable time setting forth the adjustments to the Warrant Price, Class and/or number of Shares and facts upon which such adjustment is based. The Company shall, upon written request from Holder, furnish Holder with a certificate of its Chief Financial Officer, including computations of such adjustment and the Warrant Price, Class and number of Shares in effect upon the date of such adjustment.

SECTION 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

3.1Representations and Warranties. The Company represents and warrants to, and agrees with, the Holder as follows:

(a)The initial Warrant Price referenced on the first page of this Warrant is equal to the lesser of (a) the ten (10) day trailing average of the Company’s common stock price, as determined as of the close of business on the business day immediately prior to the Issue Date, and (b) the Company’s common stock price, as determined as of the close of business on the business day immediately prior to the Issue Date.

(b)All Shares which may be issued upon the exercise of this Warrant, shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws. The Company covenants that it shall at all times cause to be reserved and kept available out of its authorized and unissued capital stock such number of shares of the Class, common stock and other securities as will be sufficient to permit the exercise in full of this Warrant.

3.2Notice of Certain Events. If the Company proposes at any time to:

(a)declare any dividend or distribution upon the outstanding shares of the Class or common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;

(c)effect any reclassification, exchange, combination, substitution, reorganization or recapitalization of the outstanding shares of the Class; or

(d)effect an Acquisition or to liquidate, dissolve or wind up. then, in connection with each such event, the Company shall give Holder:

(1)at least five (5) Business Days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of outstanding shares of the Class will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) and (b) above; and

(2)in the case of the matters referred to in (c) and (d) above at least five (5) Business Days prior written notice of the date when the same will take place (and specifying the date on which the holders of outstanding shares of the Class will be entitled to exchange their shares for the securities or other property deliverable upon the occurrence of such event).

Reference is made to Section 1.6(c) whereby this Warrant will be deemed to be exercised pursuant to Section 1.2 hereof if the Company does not give written notice to Holder of a Cash/Public Acquisition as required by the terms hereof. Company will also provide information requested by Holder that is reasonably necessary to enable Holder to comply with Holder’s accounting or reporting requirements.

SECTION 4. REPRESENTATIONS, WARRANTIES OF THE HOLDER.

The Holder represents and warrants to the Company as follows:

4.1Purchase for Own Account. This Warrant and the securities to be acquired upon exercise of this Warrant by Holder are being acquired for investment for Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act. Holder also represents that it has not been formed for the specific purpose of acquiring this Warrant or the Shares.

4.2Disclosure of Information. Holder is aware of the Company’s business affairs and financial condition and has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. Holder further has had an opportunity to ask questions and  receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.

4.3Investment Experience. Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of such Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.

4.4Accredited Investor Status. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.

4.5The Act. Holder understands that this Warrant and the Shares issuable upon exercise hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. Holder understands that this Warrant and the Shares issued upon any exercise hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available. Holder is aware of the provisions of Rule 144 promulgated under the Act.

4.6Reserved.

4.7No Voting Rights. Holder, as a Holder of this Warrant, will not have any voting rights until the exercise of this Warrant.

SECTION 5. MISCELLANEOUS.

5.1Term and Automatic Conversion Upon Expiration.

(a)Term. Subject to the provisions of Section 1.6 above, this Warrant is exercisable in whole or in part at any time and from time to time on or before 6:00 PM, Pacific time, on the Expiration Date and shall be void thereafter.

(b)Automatic Cashless Exercise upon Expiration. In the event that, upon the Expiration Date, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall, within a reasonable time, deliver a certificate representing the Shares (or such other securities) issued upon such exercise to Holder.

5.2Legends. The Shares shall be imprinted with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN THAT CERTAIN WARRANT TO PURCHASE STOCK ISSUED BY THE ISSUER TO SCP PRIVATE CREDIT INCOME FUND L.P. DATED NOVEMBER 2, 2018, MAY NOT BE OFFERED, SOLD, PLEDGED OR

OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

5.3Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise of this Warrant may not be transferred or assigned in whole or in part except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to any entity under common management control with Holder, or any affiliate of Holder, provided that any such transferee is an “accredited investor” as defined in Regulation D promulgated under the Act. Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of Rule 144 promulgated under the Act.

5.4Transfer Procedure. After receipt by Holder of the executed Warrant, Holder may transfer all of this Warrant to any entity under common management control with Holder, or an affiliate thereof or successor thereto (the “Subsequent Holder”), by execution of an Assignment substantially in the form of Appendix 2. Subject to the provisions of Section 5.3 and upon providing the Company with written notice, Subsequent Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant to any transferee, provided, however, in connection with any such transfer, the Subsequent Holder will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable); and provided further, that any subsequent transferee shall agree in writing with the Company to be bound by all of the terms and conditions of this Warrant.

5.5Notices. All notices and other communications hereunder from the Company to the Holder, or vice versa, shall be deemed delivered and effective (i) when given personally, (ii) on the third (3rd) Business Day after being mailed by first-class registered or certified mail, postage prepaid, (iii) upon actual receipt if given by facsimile or electronic mail and such receipt is confirmed in writing by the recipient, or (iv) on the first Business Day following delivery to a reliable overnight courier service, courier fee prepaid, in any case at such address as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or such Holder from time to time in accordance with the provisions of this Section 5.5. All notices to Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

SCP Private Credit Income Fund L.P.

c/o Solar Capital Ltd.

500 Park Avenue, 3rd Floor

New York, NY 10022

Attn: Anthony Storino

Telephone: (646) 308 - 8730

Fax: (212) 993-1698

Email: storino@solarcapltd.com

With a copy (which shall not constitute notice) to:

Baker Botts L.L.P.

101 California Street, Suite 3600 San Francisco, CA 94111

Attn: Jeff Kayes Fax: (415) 291-6331

Email: jeff.kayes@bakerbotts.com

Notice to the Company shall be addressed as follows until Holder receives notice of a change in address:

Restoration Robotics, Inc. 128 Baytech Drive

San Jose, CA

Attn: Chief Financial Officer

Email: markh@restorationrobotics.com

With a copy (which shall not constitute notice) to:

Latham & Watkins LLP 140 Scott Drive

Menlo Park, CA 94025 Attn: Brian J. Cuneo

Email: Brian.Cuneo@lw.com

5.6Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated (either generally or in a particular instance and either retroactively or prospectively) only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

5.7Attorney’s Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

5.8Counterparts; Facsimile/Electronic Signatures. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement. Any signature page delivered electronically or by facsimile shall be binding to the same extent as an original signature page with regards to any agreement subject to the terms hereof or any amendment thereto.

5.9Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its principles regarding conflicts of law.

5.10Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

5.11Business Days. “Business Day” is any day that is not a Saturday, Sunday or a day on which banks in New York, New York are closed.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Warrant to Purchase Stock to be executed by their duly authorized representatives effective as of the Issue Date written above.

“COMPANY”

RESTORATION ROBOTICS, INC.

By:
Name:	Mark Hair
Title:	Chief Financial Officer

“HOLDER”

SCP PRIVATE CREDIT INCOME FUND L.P.

By:
Name:	Richard Peteka
Title:	Authorized Signatory

APPENDIX 1

NOTICE OF EXERCISE

1.The undersigned Holder hereby exercises its right purchase                             shares of the Common/ Stock of Restoration Robotics, Inc. (the “Company”) in accordance with the attached Warrant To Purchase Stock, and tenders payment of the aggregate Warrant Price for such shares as follows:

[ ]	check in the amount of $ payable to order of the Company enclosed herewith

[ ]	Wire transfer of immediately available funds to the Company’s account
[ ]	Cashless Exercise pursuant to Section 1.2 of the Warrant
[ ]	Other [Describe]

2.Please issue a certificate or certificates representing the Shares in the name specified below:

Holder’s Name

(Address)

3.By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Section 4 of the Warrant to Purchase Stock as of the date hereof.

HOLDER:

By:

Name:

Title:

(Date):

Appendix 1

APPENDIX 2 ASSIGNMENT

For value received, SCP Private Credit Income Fund L.P., hereby sells, assigns and transfers unto:

Name:	[ ]
Address:	[ ]

[                                    ]

Tax ID: [                  ]

that certain Warrant to Purchase Stock issued by Restoration Robotics, Inc., a Delaware corporation (the “Company”), on November 2, 2018 (the “Warrant”) together with all rights, title and interest therein.

SCP PRIVATE CREDIT INCOME FUND L.P.

By:

Name:

Title:

By its execution below, and for the benefit of the Company, [                            ] agrees to all other provisions of the Warrant as of the date hereof.

[ ]

By:

Name:

Title:

Execution Version

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN SECTIONS 5.3 AND 5.4 BELOW, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

WARRANT TO PURCHASE STOCK

Company:	Restoration Robotics, Inc.
Number of Shares:	72,776
Type/Series of Stock:	Common Stock, with par value of $0.0001 per share
Warrant Price:	$1.755 per share
Issue Date:	November 2, 2018
Expiration Date:	May 10, 2028 (See also Section 5.1(b))
Credit Facility:

This Warrant to Purchase Stock (“Warrant”) is issued in connection with that certain Loan and Security Agreement of May 10, 2018, between the Holder and the Company (as may be amended from time to time, the “Loan Agreement”).

THIS WARRANT CERTIFIES THAT, for good and valuable consideration, Solar Capital Ltd., a Maryland corporation with an office located at 500 Park Avenue, 3rd Floor, New York, NY 10022 (together with any successor or permitted assignee or transferee of this Warrant or of any shares issued upon exercise hereof, “Holder”) is entitled to purchase the number of fully paid and non-assessable - (the “Shares”) of the above-stated Type/Series of Stock (the “Class”) of the above-named company (the “Company”) at the above-stated Warrant Price, all as set forth above and as adjusted pursuant to Section 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

SECTION 1. EXERCISE.

1.1Method of Exercise. Holder may at any time and from time to time exercise this Warrant, in whole or in part, by delivering to the Company the original of this Warrant together with a duly executed Notice of Exercise in substantially the form attached hereto as Appendix 1 and, unless Holder is exercising this Warrant pursuant to a cashless exercise set forth in Section 1.2, a check, wire transfer of same-day funds (to an account designated by the Company), or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased.

1.2Cashless Exercise. On any exercise of this Warrant, in lieu of payment of the aggregate Warrant Price in the manner as specified in Section 1.1 above, but otherwise in accordance with the requirements of Section 1.1, Holder may elect to receive Shares equal to the value of this Warrant, or portion hereof as to which this Warrant is being exercised. Thereupon, the Company shall issue to the Holder such number of fully paid and non-assessable Shares as are computed using the following formula:

X = Y(A-B)/A

where:

X = the number of Shares to be issued to the Holder;

Y = the number of Shares with respect to which this Warrant is being exercised (inclusive of the Shares surrendered to the Company in payment of the aggregate Warrant Price);

A = the Fair Market Value (as determined pursuant to Section 1.3 below) of   one Share; and

B = the Warrant Price.

1.3Fair Market Value. If the Company’s common stock is then traded or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market (a “Trading Market”), the fair market value of a Share shall be the volume-weighted average closing price of a share of common stock reported for the ten (10) Business Days immediately before the date on which Holder delivers this Warrant together with its Notice of Exercise to the Company. If the Company’s common stock is not traded in a Trading Market, the Board of Directors of the Company shall determine the fair market value of a Share in its reasonable good faith judgment.

1.4Delivery of Certificate and New Warrant. Promptly after Holder exercises this Warrant in the manner set forth in Section 1.1 or 1.2 above, the Company shall deliver to Holder a certificate representing the Shares issued to Holder upon such exercise and, if this Warrant has not been fully exercised and has not expired, a new warrant of like tenor representing the Shares not so acquired.

1.5Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form, substance and amount to the Company or, in the case of mutilation, on surrender of this Warrant to the Company for cancellation, the Company shall, within a reasonable time, execute and deliver to Holder, in lieu of this Warrant, a new warrant of like tenor and amount.

1.6Treatment of Warrant Upon Acquisition of Company.

(a)Acquisition. For the purpose of this Warrant, “Acquisition” means any  transaction or series of related transactions involving: (i) the sale, lease, exclusive license, or other disposition of all or substantially all of the assets of the Company (ii) any merger or consolidation of the Company into or with another person or entity (other than a merger or consolidation effected exclusively to change the Company’s domicile), or any other corporate reorganization, in which the stockholders of the Company in their capacity as such immediately prior to such merger, consolidation or reorganization, own less than a majority of the Company’s (or the surviving or successor entity’s) outstanding voting power immediately after such merger, consolidation or reorganization; or (iii) any sale or other transfer by the stockholders of the Company of shares representing at least a majority of the Company’s then-total outstanding combined voting power.

(b)Treatment of Warrant at Acquisition. In the event of an Acquisition in which the consideration to be received by the Company’s stockholders consists solely of cash, solely of Marketable Securities or a combination of cash and Marketable Securities (a “Cash/Public Acquisition”), either (i) Holder shall exercise this Warrant pursuant to Section 1.1 and/or 1.2 and such exercise will be deemed effective immediately prior to and contingent upon the consummation of such Acquisition or (ii) if Holder elects not to exercise the Warrant, this Warrant will expire immediately prior to the consummation of such Acquisition.

(c)The Company shall provide Holder with written notice of its request relating to the Cash/Public Acquisition (together with such reasonable information as Holder may reasonably require regarding the treatment of this Warrant in connection with such contemplated Cash/Public Acquisition giving rise to such notice), which is to be delivered to Holder not less than five (5) Business Days prior to the closing of the proposed Cash/Public Acquisition. Notwithstanding the foregoing, if, immediately prior to the Cash/Public Acquisition, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above would be greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall promptly notify the Holder of the number of Shares (or such other securities) issued upon such exercise to the Holder.

(d)Upon the closing of any Acquisition other than a Cash/Public Acquisition defined above, the acquiring, surviving or successor entity shall assume the obligations of this Warrant, and this Warrant shall thereafter be exercisable for the same securities and/or other property as would have been paid for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on and as of the closing of such Acquisition, subject to further adjustment from time to time in accordance with the provisions of this Warrant.

(e)As used in this Warrant, “Marketable Securities” means securities meeting all of the following requirements: (i) the issuer thereof is then subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is then current in its filing of all required reports and other information under the Act and the Exchange Act; (ii) the class and series of shares or other security of the issuer that would be received by Holder in connection with the Acquisition were Holder to exercise this Warrant on or prior to the closing thereof is then traded in Trading Market, and (iii) Holder would be able to publicly re-sell, within six (6) months following the closing of such Acquisition, all of the issuer’s shares and/or other securities that would be received by Holder in such Acquisition were Holder to exercise this Warrant in full on or prior to the closing of such Acquisition.

1.7Registration Rights. As to any Shares Holder receives or is entitled to receive upon any exercise or conversion of this Warrant, Holder shall be entitled to such demand registration rights and such piggyback registration rights as are commensurate with such registration rights are set forth in that certain Investors’ Rights Agreement, dated as of February 7, 2013 by and among the Company and certain of the Company’s stockholders, as the same may be amended from time to time, or similar agreement (the “Investors’ Rights Agreement”).

SECTION 2. ADJUSTMENTS TO THE SHARES AND WARRANT PRICE.

2.1Stock Dividends, Splits, Etc. If the Company declares or pays a dividend or distribution on the outstanding shares of the Class payable in common stock or other securities or property (other than cash), then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without additional cost to Holder, the total number and kind of securities and property which Holder would have received had Holder owned the Shares of record as of the date the dividend or distribution occurred. If the Company subdivides the outstanding shares of the Class by reclassification or otherwise into a greater number of shares, the number of Shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the outstanding shares of the Class are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased.

2.2Reclassification, Exchange, Combinations or Substitution. Upon any event whereby all of the outstanding shares of the Class are reclassified, exchanged, combined, substituted, or replaced for, into, with or by Company securities of a different class and/or series, then from and after the consummation of such event, this Warrant will be exercisable for the number, class and series of Company securities that Holder would have received had the Shares been outstanding on and as of the consummation of such event, and subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, combinations substitutions, replacements or other similar events.

2.3No Fractional Share. No fractional Share shall be issuable upon exercise of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional Share interest arises upon any exercise of the Warrant, the Company shall eliminate such fractional Share interest by paying Holder in cash the amount computed by multiplying the fractional interest by (i) the fair market value (as determined in accordance with Section 1.3 above) of a full Share, less (ii) the then-effective Warrant Price.

2.4Notice/Certificate as to Adjustments. Upon each adjustment of the Warrant Price, Class and/or number of Shares, the Company, at the Company’s expense, shall notify Holder in writing within a reasonable time setting forth the adjustments to the Warrant Price, Class and/or number of Shares and facts upon which such adjustment is based. The Company shall, upon written request from Holder, furnish Holder with a certificate of its Chief Financial Officer, including computations of such adjustment and the Warrant Price, Class and number of Shares in effect upon the date of such adjustment.

SECTION 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

3.1Representations and Warranties. The Company represents and warrants to, and agrees with, the Holder as follows:

(a)The initial Warrant Price referenced on the first page of this Warrant is equal to the lesser of (a) the ten (10) day trailing average of the Company’s common stock price, as determined as of the close of business on the business day immediately prior to the Issue Date, and (b) the Company’s common stock price, as determined as of the close of business on the business day immediately prior to the Issue Date.

(b)All Shares which may be issued upon the exercise of this Warrant, shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws. The Company covenants that it shall at all times cause to be reserved and kept available out of its authorized and unissued capital stock such number of shares of the Class, common stock and other securities as will be sufficient to permit the exercise in full of this Warrant.

3.2Notice of Certain Events. If the Company proposes at any time to:

(a)declare any dividend or distribution upon the outstanding shares of the Class or common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;

(c)effect any reclassification, exchange, combination, substitution, reorganization or recapitalization of the outstanding shares of the Class; or

(d)effect an Acquisition or to liquidate, dissolve or wind up. then, in connection with each such event, the Company shall give Holder:

(1)at least five (5) Business Days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of outstanding shares of the Class will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) and (b) above; and

(2)in the case of the matters referred to in (c) and (d) above at least five (5) Business Days prior written notice of the date when the same will take place (and specifying the date on which the holders of outstanding shares of the Class will be entitled to exchange their shares for the securities or other property deliverable upon the occurrence of such event).

Reference is made to Section 1.6(c) whereby this Warrant will be deemed to be exercised pursuant to Section 1.2 hereof if the Company does not give written notice to Holder of a Cash/Public Acquisition as required by the terms hereof. Company will also provide information requested by Holder that is reasonably necessary to enable Holder to comply with Holder’s accounting or reporting requirements.

SECTION 4. REPRESENTATIONS, WARRANTIES OF THE HOLDER.

The Holder represents and warrants to the Company as follows:

4.1Purchase for Own Account. This Warrant and the securities to be acquired upon exercise of this Warrant by Holder are being acquired for investment for Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act. Holder also represents that it has not been formed for the specific purpose of acquiring this Warrant or the Shares.

4.2Disclosure of Information. Holder is aware of the Company’s business affairs and financial condition and has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. Holder further has had an opportunity to ask questions and  receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.

4.3Investment Experience. Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of such Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.

4.4Accredited Investor Status. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.

4.5The Act. Holder understands that this Warrant and the Shares issuable upon exercise hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. Holder understands that this Warrant and the Shares issued upon any exercise hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available. Holder is aware of the provisions of Rule 144 promulgated under the Act.

4.6Reserved.

4.7No Voting Rights. Holder, as a Holder of this Warrant, will not have any voting rights until the exercise of this Warrant.

SECTION 5. MISCELLANEOUS.

5.1Term and Automatic Conversion Upon Expiration.

(a)Term. Subject to the provisions of Section 1.6 above, this Warrant is exercisable in whole or in part at any time and from time to time on or before 6:00 PM, Pacific time, on the Expiration Date and shall be void thereafter.

(b)Automatic Cashless Exercise upon Expiration. In the event that, upon the Expiration Date, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall, within a reasonable time, deliver a certificate representing the Shares (or such other securities) issued upon such exercise to Holder.

5.2Legends. The Shares shall be imprinted with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN THAT CERTAIN WARRANT TO PURCHASE STOCK ISSUED BY THE ISSUER TO SOLAR CAPITAL LTD. DATED NOVEMBER 2, 2018, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE

TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

5.3Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise of this Warrant may not be transferred or assigned in whole or in part except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to any entity under common management control with Holder, or any affiliate of Holder, provided that any such transferee is an “accredited investor” as defined in Regulation D promulgated under the Act. Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of Rule 144 promulgated under the Act.

5.4Transfer Procedure. After receipt by Holder of the executed Warrant, Holder may transfer all of this Warrant to any entity under common management control with Holder, or an affiliate thereof or successor thereto (the “Subsequent Holder”), by execution of an Assignment substantially in the form of Appendix 2. Subject to the provisions of Section 5.3 and upon providing the Company with written notice, Subsequent Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant to any transferee, provided, however, in connection with any such transfer, the Subsequent Holder will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable); and provided further, that any subsequent transferee shall agree in writing with the Company to be bound by all of the terms and conditions of this Warrant.

5.5Notices. All notices and other communications hereunder from the Company to the Holder, or vice versa, shall be deemed delivered and effective (i) when given personally, (ii) on the third (3rd) Business Day after being mailed by first-class registered or certified mail, postage prepaid, (iii) upon actual receipt if given by facsimile or electronic mail and such receipt is confirmed in writing by the recipient, or (iv) on the first Business Day following delivery to a reliable overnight courier service, courier fee prepaid, in any case at such address as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or such Holder from time to time in accordance with the provisions of this Section 5.5. All notices to Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

Solar Capital Ltd.

500 Park Avenue, 3rd Floor

New York, NY 10022

Attn: Anthony Storino

Telephone: (646) 308 - 8730

Fax: (212) 993-1698

Email: storino@solarcapltd.com

With a copy (which shall not constitute notice) to:

Baker Botts L.L.P.

101 California Street, Suite 3600 San Francisco, CA 94111

Attn: Jeff Kayes Fax: (415) 291-6331

Email: jeff.kayes@bakerbotts.com

Notice to the Company shall be addressed as follows until Holder receives notice of a change in address:

Restoration Robotics, Inc. 128 Baytech Drive

San Jose, CA

Attn: Chief Financial Officer

Email: markh@restorationrobotics.com

With a copy (which shall not constitute notice) to:

Latham & Watkins LLP 140 Scott Drive

Menlo Park, CA 94025 Attn: Brian J. Cuneo

Email: Brian.Cuneo@lw.com

5.6Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated (either generally or in a particular instance and either retroactively or prospectively) only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

5.7Attorney’s Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

5.8Counterparts; Facsimile/Electronic Signatures. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement. Any signature page delivered electronically or by facsimile shall be binding to the same extent as an original signature page with regards to any agreement subject to the terms hereof or any amendment thereto.

5.9Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its principles regarding conflicts of law.

5.10Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

5.11Business Days. “Business Day” is any day that is not a Saturday, Sunday or a day on which banks in New York, New York are closed.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Warrant to Purchase Stock to be executed by their duly authorized representatives effective as of the Issue Date written above.

“COMPANY”

RESTORATION ROBOTICS, INC.

By:
Name:	Mark Hair
Title:	Chief Financial Officer

“HOLDER”

SOLAR CAPITAL LTD.

By:
Name:	Anthony Storino
Title:	Authorized Signatory

APPENDIX 1

NOTICE OF EXERCISE

1.The undersigned Holder hereby exercises its right purchase                                shares of the Common/ Stock of Restoration Robotics, Inc. (the “Company”) in accordance with the attached Warrant To Purchase Stock, and tenders payment of the aggregate Warrant Price for such shares as follows:

[ ]	check in the amount of $ payable to order of the Company enclosed herewith

[ ]	Wire transfer of immediately available funds to the Company’s account
[ ]	Cashless Exercise pursuant to Section 1.2 of the Warrant
[ ]	Other [Describe]

2.Please issue a certificate or certificates representing the Shares in the name specified below:

Holder’s Name

(Address)

3.By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Section 4 of the Warrant to Purchase Stock as of the date hereof.

HOLDER:

By:

Name:

Title:

(Date):

Appendix 1

APPENDIX 2 ASSIGNMENT

For value received, SOLAR CAPITAL LTD., hereby sells, assigns and transfers unto:

Name:	[ ]
Address:	[ ]

[                                             ]

Tax ID: [                           ]

that certain Warrant to Purchase Stock issued by Restoration Robotics, Inc., a Delaware corporation (the “Company”), on November 2, 2018 (the “Warrant”) together with all rights, title and interest therein.

SOLAR CAPITAL LTD.

By:

Name:

Title:

By its execution below, and for the benefit of the Company, [                ] agrees to all other provisions of the Warrant as of the date hereof.

[ ]

By:

Name:

Title:

Appendix 2

Execution Version

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN SECTIONS 5.3 AND 5.4 BELOW, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

WARRANT TO PURCHASE STOCK

Company:	Restoration Robotics, Inc.
Number of Shares:	16,173
Type/Series of Stock:	Common Stock, with par value of $0.0001 per share
Warrant Price:	$1.755 per share
Issue Date:	November 2, 2018
Expiration Date:	May 10, 2028 (See also Section 5.1(b))
Credit Facility:

This Warrant to Purchase Stock (“Warrant”) is issued in connection with that certain Loan and Security Agreement dated as of May 10, 2018, between the Holder and the Company (as may be amended from time to time, the “Loan Agreement”).

THIS WARRANT CERTIFIES THAT, for good and valuable consideration, SUNS SPV LLC, a Delaware limited liability company with an office located at 500 Park Avenue, 3rd Floor, New York, NY 10022 (together with any successor or permitted assignee or transferee of this Warrant or of any shares issued upon exercise hereof, “Holder”) is entitled to purchase the number of fully paid and non- assessable - (the “Shares”) of the above-stated Type/Series of Stock (the “Class”) of the above-named company (the “Company”) at the above-stated Warrant Price, all as set forth above and as adjusted pursuant to Section 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

SECTION 1. EXERCISE.

1.1Method of Exercise. Holder may at any time and from time to time exercise this Warrant, in whole or in part, by delivering to the Company the original of this Warrant together with a duly executed Notice of Exercise in substantially the form attached hereto as Appendix 1 and, unless Holder is exercising this Warrant pursuant to a cashless exercise set forth in Section 1.2, a check, wire transfer of same-day funds (to an account designated by the Company), or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased.

1.2Cashless Exercise. On any exercise of this Warrant, in lieu of payment of the aggregate Warrant Price in the manner as specified in Section 1.1 above, but otherwise in accordance with the requirements of Section 1.1, Holder may elect to receive Shares equal to the value of this Warrant, or portion hereof as to which this Warrant is being exercised. Thereupon, the Company shall issue to the Holder such number of fully paid and non-assessable Shares as are computed using the following formula:

X = Y(A-B)/A

where:

X = the number of Shares to be issued to the Holder;

Y = the number of Shares with respect to which this Warrant is being exercised (inclusive of the Shares surrendered to the Company in payment of the aggregate Warrant Price);

A =   the Fair Market Value (as determined pursuant to Section 1.3 below) of   one Share; and

B = the Warrant Price.

1.3Fair Market Value. If the Company’s common stock is then traded or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market (a “Trading Market”), the fair market value of a Share shall be the volume-weighted average closing price of a share of common stock reported for the ten (10) Business Days immediately before the date on which Holder delivers this Warrant together with its Notice of Exercise to the Company. If the Company’s common stock is not traded in a Trading Market, the Board of Directors of the Company shall determine the fair market value of a Share in its reasonable good faith judgment.

1.4Delivery of Certificate and New Warrant. Promptly after Holder exercises this Warrant in the manner set forth in Section 1.1 or 1.2 above, the Company shall deliver to Holder a certificate representing the Shares issued to Holder upon such exercise and, if this Warrant has not been fully exercised and has not expired, a new warrant of like tenor representing the Shares not so acquired.

1.5Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form, substance and amount to the Company or, in the case of mutilation, on surrender of this Warrant to the Company for cancellation, the Company shall, within a reasonable time, execute and deliver to Holder, in lieu of this Warrant, a new warrant of like tenor and amount.

1.6Treatment of Warrant Upon Acquisition of Company.

(a)Acquisition. For the purpose of this Warrant, “Acquisition” means any  transaction or series of related transactions involving: (i) the sale, lease, exclusive license, or other disposition of all or substantially all of the assets of the Company (ii) any merger or consolidation of the Company into or with another person or entity (other than a merger or consolidation effected exclusively to change the Company’s domicile), or any other corporate reorganization, in which the stockholders of the Company in their capacity as such immediately prior to such merger, consolidation or reorganization, own less than a majority of the Company’s (or the surviving or successor entity’s) outstanding voting power immediately after such merger, consolidation or reorganization; or (iii) any sale or other transfer by the stockholders of the Company of shares representing at least a majority of the Company’s then-total outstanding combined voting power.

(b)Treatment of Warrant at Acquisition. In the event of an Acquisition in which the consideration to be received by the Company’s stockholders consists solely of cash, solely of Marketable Securities or a combination of cash and Marketable Securities (a “Cash/Public Acquisition”), either (i) Holder shall exercise this Warrant pursuant to Section 1.1 and/or 1.2 and such exercise will be deemed effective immediately prior to and contingent upon the consummation of such Acquisition or (ii) if Holder elects not to exercise the Warrant, this Warrant will expire immediately prior to the consummation of such Acquisition.

(c)The Company shall provide Holder with written notice of its request relating to the Cash/Public Acquisition (together with such reasonable information as Holder may reasonably require regarding the treatment of this Warrant in connection with such contemplated Cash/Public Acquisition giving rise to such notice), which is to be delivered to Holder not less than five (5) Business Days prior to the closing of the proposed Cash/Public Acquisition. Notwithstanding the foregoing, if, immediately prior to the Cash/Public Acquisition, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above would be greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall promptly notify the Holder of the number of Shares (or such other securities) issued upon such exercise to the Holder.

(d)Upon the closing of any Acquisition other than a Cash/Public Acquisition defined above, the acquiring, surviving or successor entity shall assume the obligations of this Warrant, and this Warrant shall thereafter be exercisable for the same securities and/or other property as would have been paid for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on and as of the closing of such Acquisition, subject to further adjustment from time to time in accordance with the provisions of this Warrant.

(e)As used in this Warrant, “Marketable Securities” means securities meeting all of the following requirements: (i) the issuer thereof is then subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is then current in its filing of all required reports and other information under the Act and the Exchange Act; (ii) the class and series of shares or other security of the issuer that would be received by Holder in connection with the Acquisition were Holder to exercise this Warrant on or prior to the closing thereof is then traded in Trading Market, and (iii) Holder would be able to publicly re-sell, within six (6) months following the closing of such Acquisition, all of the issuer’s shares and/or other securities that would be received by Holder in such Acquisition were Holder to exercise this Warrant in full on or prior to the closing of such Acquisition.

1.7Registration Rights. As to any Shares Holder receives or is entitled to receive upon any exercise or conversion of this Warrant, Holder shall be entitled to such demand registration rights and such piggyback registration rights as are commensurate with such registration rights are set forth in that certain Investors’ Rights Agreement, dated as of February 7, 2013 by and among the Company and certain of the Company’s stockholders, as the same may be amended from time to time, or similar agreement (the “Investors’ Rights Agreement”).

SECTION 2. ADJUSTMENTS TO THE SHARES AND WARRANT PRICE.

2.1Stock Dividends, Splits, Etc. If the Company declares or pays a dividend or distribution on the outstanding shares of the Class payable in common stock or other securities or property (other than cash), then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without additional cost to Holder, the total number and kind of securities and property which Holder would have received had Holder owned the Shares of record as of the date the dividend or distribution occurred. If the Company subdivides the outstanding shares of the Class by reclassification or otherwise into a greater number of shares, the number of Shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the outstanding shares of the Class are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased.

2.2Reclassification, Exchange, Combinations or Substitution. Upon any event whereby all of the outstanding shares of the Class are reclassified, exchanged, combined, substituted, or replaced for, into, with or by Company securities of a different class and/or series, then from and after the consummation of such event, this Warrant will be exercisable for the number, class and series of Company securities that Holder would have received had the Shares been outstanding on and as of the consummation of such event, and subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, combinations substitutions, replacements or other similar events.

2.3No Fractional Share. No fractional Share shall be issuable upon exercise of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional Share interest arises upon any exercise of the Warrant, the Company shall eliminate such fractional Share interest by paying Holder in cash the amount computed by multiplying the fractional interest by (i) the fair market value (as determined in accordance with Section 1.3 above) of a full Share, less (ii) the then-effective Warrant Price.

2.4Notice/Certificate as to Adjustments. Upon each adjustment of the Warrant Price, Class and/or number of Shares, the Company, at the Company’s expense, shall notify Holder in writing within a reasonable time setting forth the adjustments to the Warrant Price, Class and/or number of Shares and facts upon which such adjustment is based. The Company shall, upon written request from Holder, furnish Holder with a certificate of its Chief Financial Officer, including computations of such adjustment and the Warrant Price, Class and number of Shares in effect upon the date of such adjustment.

SECTION 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

3.1Representations and Warranties. The Company represents and warrants to, and agrees with, the Holder as follows:

(a)The initial Warrant Price referenced on the first page of this Warrant is equal to the lesser of (a) the ten (10) day trailing average of the Company’s common stock price, as determined as of the close of business on the business day immediately prior to the Issue Date, and (b) the Company’s common stock price, as determined as of the close of business on the business day immediately prior to the Issue Date.

(b)All Shares which may be issued upon the exercise of this Warrant, shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws. The Company covenants that it shall at all times cause to be reserved and kept available out of its authorized and unissued capital stock such number of shares of the Class, common stock and other securities as will be sufficient to permit the exercise in full of this Warrant.

3.2Notice of Certain Events. If the Company proposes at any time to:

(a)declare any dividend or distribution upon the outstanding shares of the Class or common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;

(c)effect any reclassification, exchange, combination, substitution, reorganization or recapitalization of the outstanding shares of the Class; or

(d)effect an Acquisition or to liquidate, dissolve or wind up. then, in connection with each such event, the Company shall give Holder:

(1)at least five (5) Business Days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of outstanding shares of the Class will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) and (b) above; and

(2)in the case of the matters referred to in (c) and (d) above at least five (5) Business Days prior written notice of the date when the same will take place (and specifying the date on which the holders of outstanding shares of the Class will be entitled to exchange their shares for the securities or other property deliverable upon the occurrence of such event).

Reference is made to Section 1.6(c) whereby this Warrant will be deemed to be exercised pursuant to Section 1.2 hereof if the Company does not give written notice to Holder of a Cash/Public Acquisition as required by the terms hereof. Company will also provide information requested by Holder that is reasonably necessary to enable Holder to comply with Holder’s accounting or reporting requirements.

SECTION 4. REPRESENTATIONS, WARRANTIES OF THE HOLDER.

The Holder represents and warrants to the Company as follows:

4.1Purchase for Own Account. This Warrant and the securities to be acquired upon exercise of this Warrant by Holder are being acquired for investment for Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act. Holder also represents that it has not been formed for the specific purpose of acquiring this Warrant or the Shares.

4.2Disclosure of Information. Holder is aware of the Company’s business affairs and financial condition and has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. Holder further has had an opportunity to ask questions and  receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.

4.3Investment Experience. Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of such Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.

4.4Accredited Investor Status. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.

4.5The Act. Holder understands that this Warrant and the Shares issuable upon exercise hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. Holder understands that this Warrant and the Shares issued upon any exercise hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available. Holder is aware of the provisions of Rule 144 promulgated under the Act.

4.6Reserved.

4.7No Voting Rights. Holder, as a Holder of this Warrant, will not have any voting rights until the exercise of this Warrant.

SECTION 5. MISCELLANEOUS.

5.1Term and Automatic Conversion Upon Expiration.

(a)Term. Subject to the provisions of Section 1.6 above, this Warrant is exercisable in whole or in part at any time and from time to time on or before 6:00 PM, Pacific time, on the Expiration Date and shall be void thereafter.

(b)Automatic Cashless Exercise upon Expiration. In the event that, upon the Expiration Date, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall, within a reasonable time, deliver a certificate representing the Shares (or such other securities) issued upon such exercise to Holder.

5.2Legends. The Shares shall be imprinted with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN THAT CERTAIN WARRANT TO PURCHASE STOCK ISSUED BY THE ISSUER TO SUNS SPV LLC DATED NOVEMBER 2, 2018, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

5.3Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise of this Warrant may not be transferred or assigned in whole or in part except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to any entity under common management control with Holder, or any affiliate of Holder, provided that any such transferee is an “accredited investor” as defined in Regulation D promulgated under the Act. Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of Rule 144 promulgated under the Act.

5.4Transfer Procedure. After receipt by Holder of the executed Warrant, Holder may transfer all of this Warrant to any entity under common management control with Holder, or an affiliate thereof or successor thereto (the “Subsequent Holder”), by execution of an Assignment substantially in the form of Appendix 2. Subject to the provisions of Section 5.3 and upon providing the Company with written notice, Subsequent Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant to any transferee, provided, however, in connection with any such transfer, the Subsequent Holder will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable); and provided further, that any subsequent transferee shall agree in writing with the Company to be bound by all of the terms and conditions of this Warrant.

5.5Notices. All notices and other communications hereunder from the Company to the Holder, or vice versa, shall be deemed delivered and effective (i) when given personally, (ii) on the third (3rd) Business Day after being mailed by first-class registered or certified mail, postage prepaid, (iii) upon actual receipt if given by facsimile or electronic mail and such receipt is confirmed in writing by the recipient, or (iv) on the first Business Day following delivery to a reliable overnight courier service, courier fee prepaid, in any case at such address as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or such Holder from time to time in accordance with the provisions of this Section 5.5. All notices to Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

SUNS SPV LLC

c/o Solar Capital Ltd.

500 Park Avenue, 3rd Floor

New York, NY 10022

Attn: Anthony Storino Telephone: (646) 308 - 8730

Fax: (212) 993-1698

Email: storino@solarcapltd.com

With a copy (which shall not constitute notice) to:

Baker Botts L.L.P.

101 California Street, Suite 3600 San Francisco, CA 94111

Attn: Jeff Kayes Fax: (415) 291-6331

Email: jeff.kayes@bakerbotts.com

Notice to the Company shall be addressed as follows until Holder receives notice of a change in address:

Restoration Robotics, Inc. 128 Baytech Drive

San Jose, CA

Attn: Chief Financial Officer

Email: markh@restorationrobotics.com

With a copy (which shall not constitute notice) to:

Latham & Watkins LLP 140 Scott Drive

Menlo Park, CA 94025 Attn: Brian J. Cuneo

Email: Brian.Cuneo@lw.com

5.6Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated (either generally or in a particular instance and either retroactively or prospectively) only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

5.7Attorney’s Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

5.8Counterparts; Facsimile/Electronic Signatures. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement. Any signature page delivered electronically or by facsimile shall be binding to the same extent as an original signature page with regards to any agreement subject to the terms hereof or any amendment thereto.

5.9Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its principles regarding conflicts of law.

5.10Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

5.11Business Days. “Business Day” is any day that is not a Saturday, Sunday or a day on which banks in New York, New York are closed.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Warrant to Purchase Stock to be executed by their duly authorized representatives effective as of the Issue Date written above.

“COMPANY”

RESTORATION ROBOTICS, INC.

By:
Name:	Mark Hair
Title:	Chief Financial Officer

“HOLDER”

SUNS SPV LLC

By:
Name:	Richard Peteka
Title:	Authorized Signatory

APPENDIX 1

NOTICE OF EXERCISE

1.The undersigned Holder hereby exercises its right purchase                                    shares of the Common/ Stock of Restoration Robotics, Inc. (the “Company”) in accordance with the attached Warrant To Purchase Stock, and tenders payment of the aggregate Warrant Price for such shares as follows:

[ ]	check in the amount of $ payable to order of the Company enclosed herewith

[ ]	Wire transfer of immediately available funds to the Company’s account
[ ]	Cashless Exercise pursuant to Section 1.2 of the Warrant
[ ]	Other [Describe]

2.Please issue a certificate or certificates representing the Shares in the name specified below:

Holder’s Name

(Address)

3.By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Section 4 of the Warrant to Purchase Stock as of the date hereof.

HOLDER:

By:

Name:

Title:

(Date):

Appendix 1

APPENDIX 2 ASSIGNMENT

For value received, SUNS SPV LLC, hereby sells, assigns and transfers unto:

Name:	[ ]
Address:	[ ]

[                                                                 ]

Tax ID: [                                           ]

that certain Warrant to Purchase Stock issued by Restoration Robotics, Inc., a Delaware corporation (the “Company”), on November 2, 2018 (the “Warrant”) together with all rights, title and interest therein.

SUNS SPV LLC

By:

Name:

Title:

By its execution below, and for the benefit of the Company, [                               ] agrees to all other provisions of the Warrant as of the date hereof.

[ ]

By:

Name:

Title:

Appendix 2